Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 88,260,227.44
Previously Paid Amount	0.00
Total Fee Amount	12,188.74
Total Offset Amount	0.00
Net Fee	$ 12,188.74
Final Prospectus	false